Exhibit 99.1

Slide Presentation of Greater Bay Bancorp as of December 31, 2006

1 Greater Bay Bancorp Greater Bay Bancorp Investor Presentation February 2007

Greater Bay Bancorp
Forward Looking Statements
Greater Bay Bancorp
Forward Looking Statements
Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These
forward looking statements relate to the Company’s current expectations regarding future operating results, net interest margin, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans and deposits, and the strength of the local economy.
These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements.  These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the local, national and international levels and increased competition among financial service providers on the Company’s results of operations and the quality of the Company’s earning assets; (2) government regulation, including ABD’s receipt of requests for information from state insurance commissioners and subpoenas from state attorneys general related to the ongoing insurance industry-
wide investigations into contingent commissions and override payments; and (3) the other risks set forth in the Company‘s reports filed with the Securities and Exchange
Commission, including its Annual Report on Form 10-K for the year ended December 31,
2006.  Greater Bay does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Company Profile
As of December 31, 2006
Company Profile
As of December 31, 2006
1.24% / 12.6% FY06 ROA/ROCE
$4.7 billion Core Loans
(1)
$1.4 billion Market Capitalization
(3)
$736 million Common Equity
50.9 million Common Shares Outstanding
$0.33 / $1.60 Q4/FY06 Diluted EPS
$18.8 / $89.6 million Q4/FY06 Net Income
$4.3 billion Core Deposits
(2)
$7.4 billion Total Assets
(1) Excludes purchased residential mortgage loans
(2) Excludes brokered and wholesale institutional deposits
(3) As of February 2, 2007

Investment Rationale
Investment Rationale
Largest independent banking franchise in Northern
California operating in lucrative San Francisco Bay
Area regional market.
– Proven record of organic growth.
– Established track record as acquirer of choice.
Diversified provider of financial services in three
distinct business areas.
– Mitigates geographic and sector-specific
concentrations.
– Balanced spread and fee revenue mix.

Investment Rationale
Investment Rationale
Strong financial fundamentals and sound credit metrics.
Experienced and proven executive management team.
Leading to long-term record of superior shareholder return.

6 An Exceptional Regional Market An Exceptional Regional Market

7 Greater San Francisco Bay Area Greater San Francisco Bay Area

Greater San Francisco Bay Area Profile
Greater San Francisco Bay Area Profile
Recognized global leadership in technological innovation,
advancement, and growth.
– Unmatched concentration of venture capital funding
and investment.
– Entrepreneurial spirit and results-oriented ethic.
Highest levels of worker productivity and per capita
income in the nation.
Highest level of workforce education in the nation.
Exceptionally strong international trade position.

Diversified Financial Services Provider
Diversified Financial Services Provider
Greater Bay Bancorp
Community Banking
Loans of $3.0 billion
Core deposits of $4.3
billion
8 distinct community bank
brands
43 offices
Relationship based
Centralized back office,
policies and administration
Bay Area in scope
Assets of $1.7 billion
Commercial finance to
health care businesses
Small ticket leasing
Factoring and asset
based lending
SBA lending
National in scope
Annual premiums of
$2.2 billion
2006 revenues of $165
million
Offering P&C and D&O,
employee benefits, risk
management services
No underwriting risk
Western U.S. in scope
Specialty Finance
Insurance Brokerage

10 Community Banking

Community Banking Business
Community Banking Business
Operating 8 separate banking identities under single
consolidated charter – 43 office locations throughout the
Greater Bay Area.
Common data processing platform, credit policies and
operating procedures – served and supported by single
administrative staff.
Relationship focused:
– Loans: Commercial ($500M-5MM), CRE ($1-10MM),
and construction ($1-10MM).
– Deposits: Full suite of business and personal products.
– Local people in local markets making local decisions
based upon local knowledge.

12 Community Banking Footprint

13 Client-Centric Banking Model Client-Centric Banking Model Install Sell Service Craft Locate and Diagnose 1 5 4 2 3 Client Link and Build 6 Relationship Management Business Development

Business Development Group Initiatives
Business Development Group Initiatives
Proven executive hired in Q4 2005 to build & manage
team.
16 experienced BDOs recruited in 2006.
– Top performers from major local competitors.
– Virtually all BDOs from large banks.
– Targeted to grow to 20 during 2007.
Each seasoned BDO expected to generate $20MM on
average in annual loan/line commitments and related
deposit business.
– Commercial and owner-occupied CRE.
– Target size of $500M - $5MM per commitment.

Core Deposit Balances
(1)
$0
$1
$2
$3
$4
$5
$6
2002 2003 2004 2005 2006
Demand Deposits Liquid Interest-Bearing Accounts Time Deposits
($ in Billions)
(1) Core deposits exclude brokered and wholesale institutional deposits.
$4.43
$4.56 $4.81 $4.56
$4.25

(1) Core deposits exclude brokered and wholesale institutional deposits.
By Region By Type
Demand
24%
MMDAs
35%
Time
Deposits
>$100
12%
Other Time
Deposits
3%
Savings &
NOW
26%
San Mateo
30%
Contra
Costa
15%
Sonoma
4%
Santa Clara
35%
Santa Cruz
& Monterey
6%
Alameda
4%
Marin
2%
San
Francisco
4%
Community Banking Core Deposits
(1)
December 31, 2006

Core Deposit Composition
(1)
Core Deposit Composition
(1)
(23) 37 41 64 68 60 Legal Settlement
$(310) $4,255 $4,097 $4,251 $4,471 $4,565 Total Core Deposits
(105) 3,822 3,639 3,653 3,753 3,927 All Other Core Deposits
$(205) $433 $458 $598 $718 $638 Total Specialty Deposits
23 124 140 88 164 101 Lease Investment Funds
(55) 85 98 157 126 140 Venture Capital
$(150) $187 $179 $288 $362 $336 1031 Exchange
YOY
Chg. 12/06 9/06 6/06 3/06 12/05
$ in Millions
(1) Core deposits exclude brokered and wholesale institutional deposits.

Core Deposit Pricing
Core Deposit Pricing
0%
1%
2%
3%
4%
5%
6%
Dec
'03
Dec
'04
Dec
'05
Dec
'06
Interest Bearing Core Deposit Cost LIBOR
Core deposits exclude brokered and wholesale institutional deposits.

19 Specialty Finance

Specialty Finance Business
Specialty Finance Business
Collection of discrete businesses focused on acquisition and servicing/sale where execution, efficiency, standardization
and productivity are essential to optimizing profitability.
Transaction rather than relationship-based.
– Relationships essentially limited to intermediaries who
source the business (dealers, distributors, etc.).
Mandate to compete at high end of credit quality spectrum.
– No deviation from target borrower – very disciplined.
Intense focus on perpetual growth of credit risk knowledge
and on automation-based underwriting as core strategic
elements.

(1)  Total loans, gross of deferred costs and fees.
Professional dental
and veterinary term
commercial financing
National in scope
Matsco
Loans $978 million
(1)
Small-ticket leasing
National in scope
Greater Bay Capital
Operating Leases $47 million
Finance Leases $246 million
Factoring and asset-
based lending
National in scope
Greater Bay
Business Funding
Loans $82 million
(1)
504 and 7(A) business
sourced direct and via
community banks
Regional in scope
SBA
Lending
Loans $286 million
(1)
Specialty Finance
Group

Specialty Finance Group
Loan Portfolio Composition
December 31, 2006
Specialty Finance Group
Loan Portfolio Composition
December 31, 2006
Matsco
(1)
59%
Greater Bay
Capital (2)
15%
SBA Lending (1)
17%
Other (1)
4%
Greater Bay
Business Funding
(1)
5%
Total Assets:       $1.7 billion
(1) Total loans, gross of deferred costs and fees.
(2) Excludes operating lease totals of $47 million.

23 Consolidated Loan Portfolio Profile

Core Loan Portfolio Composition
(1)
Combined Community Banking and Specialty Finance
($ in Billions)
$-
$1
$2
$3
$4
$5
2002 2003 2004 2005 2006
Commercial-Term RE Construction and Land
Commercial - Community Banking Commercial - Specialty Finance
SNC/Residential/All Other
$4.84                       $4.56                     $4.47 $4.49                        $4.69
8%
16%
27%
15%
34%
9%
19%
23%
12%
37%
9%
22%
22%
11%
36%
8%
26%
20%
14%
32%
(
1)  Total Loans, gross of deferred costs and fees. In Q3’06 $15.4 million of deferred costs and fees on leases were reclassified from commercial, consumer and other loans into net deferred costs and fees. Prior periods have been changed to conform with current period presentation; core loans exclude purchased residential mortgage loans.
7%
27%
20%
16%
30%

-400
-200
0
200
400
Dec-03 Dec-04 Dec-05 Dec-06
Commercial - Term RE Construction and Land
Commercial - Community Banking Commercial - Specialty Finance
Total Loans, gross of deferred costs and fees
Core Loan Portfolio Evolution
(1)
(Cumulative Change Since December 2003)
($ in Millions)
(1) In Q3’06 $15.4 million of deferred costs and fees on leases were reclassified from commercial, consumer and other loans into net deferred costs and fees. Prior periods have been changed to conform with current period presentation;
core loans exclude purchased residential mortgage loans.

Term Commercial Real Estate
Loan Composition
December 31, 2006
Term Commercial Real Estate
Loan Composition
December 31, 2006
Retail
22%
Industrial
18%
Multi Family
5%
Office
34%
Warehouse
6%
Other
8%
R&D
3%
Hotel/
Motel
4%
San Mateo
11%
Contra
Costa
7%
Marin
7%
San
Francisco
9%
Santa Cruz
6%
Sonoma
8%
Solano
1%
Other
11%
Alameda
15%
Santa
Clara
25%
By Type
By County
Total - $1.4 Billion

27 Bay Area Office Market Profile Bay Area Office Market Profile $0 $2 $4 $6 1999 2000 2001 2002 2003 2004 2005 2006 0% 5% 10% 15% 20% 25% Avg Rent Vacancy Source: NAI BT Commercial.

Construction Loan Portfolio Composition
(1)
December 31,  2006
Construction Loan Portfolio Composition
(1)
December 31,  2006
By County
Santa Clara
34%
San
Francisco
12%
San Mateo
10%
Alameda
10%
Santa Cruz
6%
Contra
Costa
8%
Sonoma
3%
Marin
1%
Other
13%
Solano
3%
Owner
Occupied
3%
CRE
17%
Apartments
5%
Condo /
Townhome
46%
SFD
29%
By Type
Total - $560 Million
(1) Excludes land loans of  $170 million.

65-70%
25%
< 60%
19%
70-75%
24%
60-65%
26%
75-80%
6%
By  LTV By Total Commitment Size
Total - $738 Million
1 - 4 Family / Condo Construction
Portfolio Commitments
December 31, 2006
$20-25MM
12%
Over
$25MM
21%
Under
$5MM
29%
$15-20MM
9%
$10-15MM
13%
$5-10MM
16%

30 Sound Credit Metrics

Strong Credit Quality *
Strong Credit Quality *
2.72%
2.63%
2.39%
1.39%
1.74%
0.67%
1.18%
0.39%
0.24%
0.13%
Allowance% Net charge-off %
2002                           2003                     2004                           2005 2006
* Allowance ratio is a percentage of end of period total loans. Net charge-offs are a percentage of average loans.

Non-Performing Assets by Loan Type
Non-Performing Assets by Loan Type
$0
$25
$50
$75
$100
6/04 9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06
CRE Const./Land Commercial Specialty Finance All Other
$42
$59
$44
$53
$88*
$73* $72*
* Includes single borrowing relationship representing $41.6MM at 6/30/05, $36.6MM at 9/30/05 and $36.8MM
12/31/05.
$33
$33
$30
$30

33 Commercial Insurance Brokerage

Commercial Insurance Services
Business
Commercial Insurance Services
Business
Acquired ABD Insurance and Financial Services in March
2002 – a highly-respected provider of commercial
insurance brokerage and risk management services.
14
th
largest US retail broker in the nation.
Diversified property and casualty (65%) and employee
benefit (35%) revenue streams.
Key strengths in technology, biotech, wine, construction,
and agribusiness industry sectors.

Strategic focus on disciplined expansion (via organic
growth and acquisitions) into key western regional
markets.
– Leverage existing lines of business expertise – and to
develop enhanced “provider-of-choice” branding and
pricing positions.
– Successful expansion into Seattle (2003) and Nevada
(2005).
– Entered Oregon in 2006.
Commercial Insurance Services
Business

36 ABD Geographic Distribution % of 2006 Revenue ABD Geographic Distribution % of 2006 Revenue Nevada Seattle Bay Area Southern CA/ Central Coast Sacramento 14% 10% 13% 17% 46%

ABD 2006 Revenue Distribution
By Size of Client Relationship *
($ in 000 ’s)
ABD 2006 Revenue Distribution
By Size of Client Relationship *
($ in 000’s)
$5-25
21%
$25-50
14%
Over
$750
1%
$500-750
4%
$250-500
12%
$50-100
20%
$100-250
28%
Property and Casualty
* Excludes relationships of less than $5,000
Employee Benefits
$5-25
17%
Over
$750
5%
$500-750
7%
$250-500
10%
$100-250
26%
$25-50
14%
$50-100
21%

38 Growing Non-Interest Revenue Contribution Growing Non-Interest Revenue Contribution 18% 13% 25% 12% 28% 12% 32% 12% 34% 12% 2002 2003 2004 2005 2006 ABD Other Fee-Based 40% 31% 37% 44% 46%

39 Strong Financial Foundation

Solid Capital Base
December 31, 2006
Solid Capital Base
December 31, 2006
6.3%
6.8%
10.0%
9.2%
13.5%
12.0%
GBBK GBBK Peer Group*
Tangible Common Total Common Total Risk-Based Ratio
* Comparable bank holding companies with assets between $5-$11 billion.

Interest Rate Risk Profile
Interest Rate Risk Profile
Neutral risk positioning orientation.
– Basically matched across maturity spectrum.
– Balanced under 1-year gap, but note that assets
reset before liabilities.
Investment portfolio continues to be managed for
minimal credit and controlled convexity risk.
Deposit repricing lag, speed, and customer balance
behaviors expected to be primary drivers of uncertainty.

42 Quality Management

Experienced and Committed
Management Team
Experienced and Committed
Management Team
Stanford University, Bank of
America, EurekaBank
Peggy Hiraoka Human Resources
Franklin Templeton, KeyCorp Allen Gula Chief Information
Officer
ABD, Minet, COMPRO Dan R. Francis Insurance Brokerage
Wells Fargo Colleen M. Anderson Community Banking
Wells Fargo, ATT Capital Keith Wilton Specialty Finance
Cal Fed, OTS Kenneth Shannon Chief Risk Officer
Bank of America James S. Westfall Chief Financial Officer
Wells Fargo, Bank of
America, EurekaBank
Byron A. Scordelis Chief Executive Officer
Experience Name Officer

44 2006 – Year in Review 2006 – Year in Review

2006 Accomplishments of Note
2006 Accomplishments of Note
Continuation of solid and quality growth realized in specialty finance and commercial insurance brokerage businesses.
– Integration of insurance acquisition successfully completed.
– Sustained brisk expansion of MATSCO and GBC franchises.
Repositioning of community bank asset portfolio proceeding in concert with stated objectives.
– Balanced migration from CRE to construction and commercial lending.
– BDO initiative established.
Disciplined risk management.
– Positive credit quality trends
– Firm adherence to underwriting principles.
Redoubled focus on expense discipline.
– Reduction in workforce undertaken to align resources and revenues.
– Outsourcing of mainframe data processing effectively executed.
– Procurement and facilities cost reduction actions in process to serve as
“funding source” for prioritized technology initiatives.

Other Recent Developments
Other Recent Developments
Reduced number of bank brands from twelve to eight.
– Strategic positioning around “natural” regional community banking economic markets.
– Including coalescence of four previously unfocused identities in the
Santa Clara Valley around single new regional brand.
Established de novo banking and loan production offices in Monterey
Peninsula, Oakland and Santa Rosa.  New banking office to open in
Livermore in Q2 2007.
Engaged highly-regarded and widely-recognized strategic consulting firm in late 2006 to conduct business unit-level strategy audit and to refine/revise/redirect and rationalize unit-level strategic plans.
– To assess current and prospective competitiveness and potential source(s) of sustainable advantages.
– To assist in capital deployment, prioritization, and potential reinvestment elections.
– Anticipate first phase project completion in Q2 2007.

47 Focus on the Future

Key Objectives for 2007
Key Objectives for 2007
Drive top-line revenue growth.
– Loan and deposit growth in targeted product types and client profiles.
•
Emphasis on continued building of C&I, construction, and
specialty finance lending.
•
Focus on deposit franchise growth through expanded
banking clientele relationships and service quality
differentiation.
– Continued insurance brokerage franchise development.
Improve operating cost efficiency
– Rationalize responsibilities and structures.
– Streamline administrative processes.
– Leverage technology.
Maintain quality imperative in areas of credit, service, operations, and control.

Guidance for 2007
Guidance for 2007
Core Loan Growth
– we expect core loan portfolio
growth in the high single digits.
Core Deposit Growth
– we expect core deposit growth in
the low single digits.
Credit Quality
– we expect full year net charge-offs to
range from 25 basis points to 35 basis points of average
loans outstanding.
Net Interest Margin
– we expect the full year margin level
in the 3.70% to 3.85% range.
– Downward revision from prior guidance to reflect the
impact of anticipated issuance of trust preferred
securities and redemption of Series B preferred stock
as announced on 2/21/07.

Additional Insights
Additional Insights
ABD Revenue Growth
– we expect ABD revenue (excluding
potential acquisitions) to grow in the low single digit range compared to actual 2006 results.
Normalized Operating Expenses
– we anticipate a low single digit
decline in operating expenses compared to 2006 levels.
– Reduced workforce size, procurement costs, and IT
processing expenses partially offset by relocation costs and new business initiatives.
Loan Loss Provision
– our provision level is model-driven, and is a
function of overall portfolio quality and trends.  While not predicting a point in time or value, our expectation is that our long-
term provisioning should approximate our net charge-off rate plus that required by normal asset portfolio growth.

51 Focus on Shareholder Value

Appendix – Custom Peer Group
Appendix – Custom Peer Group
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Republic Bancorp Inc.
Santander Bancorp
Sterling Financial Corp.
Susquehanna Bancshares,
Inc.
SVB Financial Group
Texas Regional Bancshares,
Inc.
Trustmark Corp.
UCBH Holdings, Inc.
UMB Financial Corp.
Westamerica Bancorporation
Whitney Holding Corp.
AMCORE Financial, Inc.
Bank of Hawaii Corp.
Cathay General Bancorp
Central Pacific Financial Corp.
Chittenden Corporation
Citizens Banking Corp.
CVB Financial Corp.
First Commonwealth Financial Corp.
First Midwest Bancorp, Inc.
First Republic Bank
FirstMerit Corp.
Old National Bancorp
Pacific Capital Bancorp